GOLDMAN SACHS TRUST

Goldman Sachs Energy Infrastructure Funds

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares, of the

Goldman Sachs MLP Energy Infrastructure Fund and

Goldman Sachs Energy Infrastructure Fund

(the “Funds”)

Supplement dated January 21, 2026, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated March 30, 2025, as supplemented to date

Effective January 28, 2026 (the “Effective Date”), Kyri Loupis will no longer serve as a portfolio manager for the Funds.

Matthew Cooper and Christopher A. Schiesser will continue to serve as portfolio managers for the Funds.

Accordingly, on the Effective Date, the Funds’ disclosures are modified as follows:

All references to Mr. Loupis in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

ENERGYTBDSTK 01-26